SCHEDULE 14A INFORMATION

INFORMATION STATEMENT

PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ] Definitive Information Statement

URBANFIND, INC.

(Name of registrant as Specified in its Charter)

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URBANFIND, INC.

2009 IRON STREET

BELLINGHAM, WA 98225

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2003

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Urbanfind, Inc. (the "Company") for use at special meeting of the Shareholders of the Company, to be held at 9:30 a.m., December 30, 2003, at 2009 Iron Street, Bellingham, WA 98225, and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company, 2009 Iron Street, Bellingham, WA 98225, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy were first sent to shareholders on or about December 15, 2003.

A special meeting of shareholders of URBANFIND, INC., a Delaware corporation (the "Company"), will be held on December 30, 2003 at 9:30 a.m. local time, at 2009 Iron Street, Bellingham, WA 98225, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Klondike Star Mineral Corporation";

2. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on December 20, 2003 will be entitled to receive this Information Statement and notice of the special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Hans Boge Hans Boge President

Signed at: Winnipeg
Date: Nov 26, 2003

URBANFIND, INC.

2009 IRON STREET

BELLINGHAM, WA 98225

INFORMATION STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 30, 2003

INTRODUCTION

This Information Statement is being furnished to the shareholders of Urbanfind, Inc., a Delaware corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on December 30, 2003 at 2009 Iron Street, Bellingham, WA 98225, at 9:30 a.m. local time. Only shareholders of record at the close of business on December 20, 2003 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about December 15, 2003.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the corporation to "Klondike Star Mineral Corporation);

2. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 2009 Iron Street, Bellingham, Wa 98225.

INFORMATION REGARDING THE PROPOSAL

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE NAME

The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to "Klondike Star Mineral Corporation."

No Dissenters' Rights: Pursuant to the Delaware Code, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor filing an Amendment to the Articles of Incorporation, changing the Company's name to Klondike Star Mineral Corporation.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the Record Date, there were 80 million shares of common stock authorized with a stated value of $.001 per share, of which 15,649,556 shares were issued and outstanding, with 64,350,444 shares authorized but unissued. The holders of the Common Stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders and have the right of cumulative voting in connection with the election of directors. The holders of Common Stock are entitled to receive pro rata dividends, when and as declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of such preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the Common Stock are declared by the Board of Directors. The payment of dividends on the Common Stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware Code and will be determined by the Board of Directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

PREFERRED STOCK

As of the Record Date, the Company had 20 million shares authorized, but no shares of preferred stock of any class are issued or outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 20, 2003, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 2009 IRON STREET, Bellingham, WA 98225.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class (1)
Nazir Maherali	6,000,000	Common	38%

Figures based on an estimated 15,649,556 shares of common stock outstanding as of November 20, 2003

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov Any shareholder may also receive a copy of any report by contacting the Company by mail at 2009 Iron Street, Bellingham, Wa 98225, or by telephone at (360) 647-3170. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company.

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the amendment of the Articles of Incorporation as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceeds the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: November 26, 2003     By the Order of the Board of Directors

/s/ Hans Boge Hans Boge President

November 26, 2003

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

URBANFIND, INC.

TO BE HELD DECEMBER 30, 2003

By completing and returning this proxy to Urbanfind, Inc. (the "Company"), you will be designating Hans Boge, the Chief Executive Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of December 20, 2003, which is the record date for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "for" the Amendment to the Articles of Incorporation. Unless indicated below, by completing and submitting this proxy, the stockholder grants to Mr. Boge the discretion to vote in accordance with his best judgment on any other matters that may be presented at the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AMENDMENT OF ARTICLES OF INCORPORATION: Shall the Company prepare and file an amendment to its Articles of Incorporation changing the name of the corporation to Klondike Star Mineral Corporation?

YES	NO	ABSTAIN
__________	__________	____________

___________________________________ ______________________________

Shareholder Signature                                     Shareholder Signature

Printed Name:________________________ Printed Name:__________________

Number of Shares: _________________